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                                                                   EXHIBIT 10.67

                       SEVENTH AMENDMENT TO AGREEMENT FOR
                PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS
                -----------------------------------------------

          This Seventh Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (this "Seventh Amendment") is made as of September 29, 1997 by and between Kilroy Realty, L.P., a Delaware limited partnership ("Buyer") and Mission Square Partners, a California general partnership ("Seller") with respect to the following:

                               R E C I T A L S :
                               - - - - - - - -

          A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions providing for the sale of 3750 University Avenue, Riverside, California as amended by certain amendments to the same (collectively, the "Agreement");

          B. Based upon Buyer's due diligence review of the Property, Buyer and Seller have agreed to reduce the Purchase Price by Six Hundred Thousand Dollars ($600,000.00);

          C. Seller and Buyer desire to amend the Agreement to provide for such reduction in the Purchase Price.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

          1. Notwithstanding anything in the Agreement to the contrary, the Purchase Price provided for in the Agreement is hereby reduced by Six Hundred Thousand Dollars ($600,00.00) to Twenty-One Million Nine Hundred Forty-Five Thousand Dollars ($21,945,000.00).

          2. Except as set forth in this Seventh Amendment, the provisions of the Agreement remain unmodified and in full force and effect. if any provision of this Seventh Amendment conflicts with any provision of the Agreement, the provisions of this Seventh Amendment shall prevail.

          3. Any capitalized terms which are not defined in this Seventh Amendment shall have the meaning provided for in the Agreement.
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          4.  This Seventh Amendment may be signed in counterparts, including facsimile counterparts, which, when signed by both Buyer and Seller, shall constitute a binding agreement.

          IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the date first written above.

     "Buyer"                  KILROY REALTY, L.P.,
                              a Delaware limited partnership

                              By: /s/ Tyler Rose
                                 ---------------------------------
                                 Name:  Tyler Rose
                                      ----------------------------
                                 Title:  S.V.P. and Treasurer
                                       ---------------------------

     "Seller"                 MISSION SQUARE PARTNERS,
                              a California general partnership

                              By: The Betty L. Hutton Title Holding Company,
                                  Inc., (formerly known as The Betty L. Hutton
                                  Company),
                                  its general partner

                                  By:  /s/ Thomas C. Parker
                                     -----------------------------
                                     Name:  Thomas C. Parker
                                          ------------------------
                                     Title:  C.E.O.
                                           -----------------------
                              By: BB&K Mission Square Partners, a California
                                  general partnership,
                                  its general partner

                                  By: /s/ Christopher L. Carpenter
                                     -----------------------------
                                     Name:  Christopher L. Carpenter
                                          ------------------------
                                     Title:  General Partner
                                           -----------------------

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Acknowledgment by Escrow Holder:
-------------------------------

          First American Title Insurance Company hereby acknowledges the terms of this Seventh Amendment.

Dated:________________, 1997    FIRST AMERICAN TITLE INSURANCE COMPANY

                                By:
                                   -----------------------------
                                   Its Authorized Agent



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